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                                                                   EXHIBIT 10.28

    MORAL PERSON/NATIONAL CURRENCY AND DOLLARS/RATIFICATION BEFORE PUBLIC NOTARY

                                                            Contract No. FS-8396

I . . . . . . . JUAN MARTIN ALVAREZ MORENO, LAWYER . . . . . . . . PUBLIC NOTARY
No. 46 WITH AUTHORITY IN . . . . THE FEDERAL DISTRICT . . . . HEREBY DECLARE THE
POLICY CONTAINING THE STANDARD CONTRACT OF COMMISSION THAT IS ENDORSED BY THE FIRST PARTY BRIGHTSTAR DE MEXICO S.A. DE C.V., HENCEFORTH REFERRED TO AS "THE CUSTOMER" REPRESENTED IN THIS DEED BY MESSRS GABRIEL ANGELES BLANCAS AND EMILIO CARLOS LOMNICZI AND BY THE OTHER PARTY FACTOR BANORTE, S.A. DE C.V., AUXILIARY CREDIT ORGANIZATION OF THE BANORTE FINANCE GROUP HENCEFORTH REFERRED TO AS "THE FACTOR", REPRESENTED IN THIS DEED BY MESSRS RAFAEL HUMBERTO GONZALEZ VESSI, LAWYER, AND C.P. GUILLERMO PENA MAGANA, WHICH THEY BECOME SUBJECT TO ACCORDING TO THE CONTENTS OF THE FOLLOWING DECLARATIONS AND CLAUSES.

                                  DECLARATIONS:

I.    "THE CUSTOMER", through its representative(s), declares that:

      a. It is a constituted Commercial Corporation and validly in existence in conformity with the laws of the Mexican Republic, duly authorized to make a contract.

      b. For the purpose of its business activity that it implements in fulfillment of its social objective, there are created in its favor rights to payment or credit in the name of its customers (henceforth referred to as "THE DEBTORS" of "THE DEBTOR" according to whether the singular or plural of the word is to be applied).

      c. Being convenient to its interests, "THE CUSTOMER" wishes to pass to "THE FACTOR" the rights to the credit charged to "THE DEBTOR OR DEBTORS" which they have incurred from the business activities that, in fulfillment of its social objective, were carried out prior to the date of this Contract or that are to occur in the future with the same entities, in conformity with the terms and conditions of the present Contract.

      d. The transferring rights to Accounts Receivable that are the object of the Commission is not seen to be limited by the nature of the same nor by their legal or contractual character.

      e. The underwriting and carrying out of this Contract and the Finance Factoring Agreements (henceforth referred to as "FACTORING AGREEMENTS") which may be underwritten under the umbrella of this Contract, have been duly authorized by their corporate bodies, and so do not violate any of their statutes, nor any legal or contractual nature. Its representatives have been invested with the necessary authorizations and powers for the endorsement and carrying out of such agreements of their own free wills, authorizations and powers that have not been revoked nor restricted in any way.

      f. There is nothing pending, nor is there a threat of any action or procedure that may affect it against any of its properties before court or some referee, that may adversely affect its financial condition or business activity.

      g. It is its wish to accept the eventual changes to interest rates, prices, and backup loans that may be established in conformity with the present Contract.

      h. It has open a check account with BANCO MARCANTIL DEL NORTE S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BANORTE (North Mercantile Bank S.A., Multiple Banking Institution, Finance Group Banorte) which is identified as follows 013-65285-8 NATIONAL CURRENCY (PESOS), AND 103-28112-1 IN CURRENCY OF THE UNITED STATES OF AMERICA (DOLLARS) (013) VALLEJO (TLALNEPANTLA, STATE OF MEXICO).

II.   "THE FACTOR", through its representatives, declares that:

      a. It is a constituted Commercial Corporation and validly in existence as an Auxiliary Credit Organization, in conformity with the laws of the Mexican Republic, according to Official Document No. 102-E-356-DGSV-II-B-a-4995, File No. 712.1/311305 of November 22,
            1990, dispatched by the Secretary of Finance and Public Credit, duly authorized for making contracts and whose principal social objective is, among others, the acquiring of Accounts Receivable rights on behalf of moral or physical persons that carry out business activities related to said activities, as is the lending of administration and recovery of Accounts Receivable rights.

      b. Taking into consideration the declarations of "THE CUSTOMER", it is disposed to subscribe to the present Contract which will regulate the acquiring of Accounts Receivable rights carried out between them.

                                                                Factor Bonarte 1
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      c.    Itsrepresentatives have the necessary and sufficient authorizations and powers to put in place the present Contract and the "FACTORING AGREEMENTS" that are derived from the same, authorizations and powers that have not been revoked nor restricted in any way.

By virtue of the above, the parties agree to be subjected to and obliged by the following terms:

                                    CLAUSES:

FIRST:- OBJECT - The parties agree to the terms and conditions that will rule and regulate the "FACTORING AGREEMENT(S)" that can be set up within a time frame that will not exceed ONE year commencing from the date of this document, by which means "THE FACTOR" will acquire from "THE CUSTOMER" "THE ACCOUNTS RECEIVABLE" in favor of the latter.

"THE FACTOR" will have the exclusive power of determining which Accounts Receivable rights they will acquire.

"THE ACCOUNTS RECEIVABLE" will be able to be issued in dollars the legal currency of the United States of America.

For the purposes of this Contract and its Attachments: "THE CREDIT NOTES" are any sum in favor of "THE CUSTOMER" which results from the business activity which it carries out, being that the provision of goods or services or both that may not be paid for by "THE DEBTOR(S)" at the time of receiving such goods or services and that have not been paid for by "THE CUSTOMER" at the time of drawing up the corresponding "FACTORING AGREEMENT", nor that are found to be out of date and are documented to the satisfaction of "THE FACTOR" in a way that proves the existence and legitimacy of "THE ACCOUNTS RECEIVABLE" acquired by "THE FACTOR" and that are necessary and sufficient for recovering payment.

SECOND:- OF THE RESOURCE - In the "FACTORING AGREEMENTS" "THE CUSTOMER" will not be obliged in solidarity with "THE DEBTORS" to respond for the punctual and opportune payment of "THE ACCOUNTS RECEIVABLE" acquired by "THE FACTOR".

THIRD: FORM IN WHICH THE TRANSFERRALS WILL BE MADE - Both parties are in agreement in that:

      1. "THE CUSTOMER" will advise "THE FACTOR" in writing of its wish to transfer to it "THE ACCOUNTS RECEIVABLE" at least two working days in advance, noting the date on which they want the transfer to occur, by way of the putting in place of the relevant "FACTORING AGREEMENT". "THE ACCOUNTS RECEIVABLE" that it is intended to transfer, their amount, all the information that "THE FACTOR" needs in regards to "THE DEBTORS", including the financial status or any other document that shows their financial situation, such as the information on the origin, nature, terms and conditions of "THE ACCOUNTS RECEIVABLE", together with all the documentation attesting to their existence and legitimacy, as well as what is necessary and sufficient for recovering them.

            The advice to which the previous paragraph refers will be irrevocable and will oblige "THE CUSTOMER" unconditionally, so that they will pay indemnity to "THE FACTOR" for any outgoing or expense that "THE FACTOR" may incur, including whatsoever amount paid or payable by "THE FACTOR" in the obtaining of funds to cover the price of the acquisition or the advance that they might have sought, in the case where for whatever reason "THE CUSTOMER" does not transfer in total to "THE FACTOR", on the date indicated in the aforesaid advice, "THE ACCOUNTS RECEIVABLE" that in it were indicated it was wanting to transfer, and that in their case "THE FACTOR" was disposed to acquire.

      2. "THE CUSTOMER" will transfer `without recourse' all "THE ACCOUNTS RECEIVABLE" that "THE FACTOR" has selected from those presented by way of the advice referred to in point 1 above. To this effect, the parties are obliged to use the standard "FACTORING AGREEMENT" that is attached to this document as attachment number 1. Every "FACTORING AGREEMENT" will be subject to the terms and conditions of the present Contract, for which reason what is stipulated here will have force for every "FACTORING AGREEMENT" from the moment of the endorsement of the respective "FACTORING AGREEMENT".

      3. In all the documentation that "THE CUSTOMER" is obliged to hand over to "THE FACTOR" to prove the existence and legitimacy of "THE ACCOUNTS RECEIVABLE" acquired by them, as well as that required for recovering the debts, at the time of giving the advice referred to in point 1 of this Clause or at the signing of the respective "FACTORING AGREEMENTS", the following text must be inserted:

                  "The right to credit granted by this document has been transferred to AGENT BANORT, S.A. DE C.V., AUXILIARY CREDIT ORGANIZATION, BANORTE FINANCE GROUP and consequently its debtor is obliged to pay the amount of the CREDIT NOTE to the acquirer at their address located in AVE. REVOLUCION NO. 3000, COL. PRIMAVERA, MONTERREY, N.L. or to the person authorized who has been appointed by them for that purpose".

            (Declaration of place, day, month and year whereon the transfer is made; the name of "THE CUSTOMER"; signature of "THE CUSTOMER" or of the person who underwrites in their name proof of transfer on the document)

                                                                Factor Bonarte 2
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      4.    In the situation where the aforesaid documents are Credit Note
            Titles, "THE CUSTOMER" is obliged to hand them over duly endorsed with the following text:

             "Pay to the order of AGENT BANORTE, S.A. DE C.V., AUXILIARY CREDIT
                  ORGANIZATION, BANORTE FINANCE GROUP, Value on Property.

            (Place, date name of the endorser, signature of the endorser or of the person who signs the endorsement in their name and character of the person who endorses)

      5. In the case where "THE CUSTOMER" and "THE FACTOR" are in agreement, "THE ACCOUNTS RECEIVABLE" can be transferred by simple ordinary exercise that will be contained in the report of transferred documents, and must contain the following text:

            "In this deed __________________ grants without reservation or any limitation, free of any obligation and responsibility, in favor of AGENT BANORTE S.A. DE C.V., AUXILIARY CREDIT ORGANIZATION, BANORTE FINANCE GROUP, each and every one of the credit note rights that are detailed in this report, all of which are to be found within in the accompanying documents".

            (Declaration of place and day, month and year whereon the transfer is made; the name of "THE CUSTOMER"; signature of "THE CUSTOMER" or of the person who underwrites in their name proof of transfer on the document)

      6. "THE FACTOR" will notify "THE DEBTORS" of the transfer of "THE ACCOUNTS RECEIVABLE" by any of the means foreseen in Article 45-K in the General Law Auxiliary Credit Organizations and Activities.

FOURTH.- MINIMUM REQUIREMENT OF FACTORING AGREEMENTS. "FACTORING AGREEMENTS" are signed on the following bases:

      1. The transference of "THE ACCOUNTS RECEIVABLE" will be made without reservation or any limitation and will embrace all accessory rights to "THE ACCOUNTS RECEIVABLE", such as the right to charge interest which in their case would have been agreed on, the granted guarantees, and, in general, all the rights that stem from these.

      2. The transference of "THE ACCOUNTS RECEIVABLE" will be done `without resources'.

      3. In each "FACTORING AGREEMENT" there must be established the base cost of "THE ACCOUNTS RECEIVABLE" transferred, which must be equal to their nominal value on the date of transference, and which must be unresolved, as the percentage that gives said result is retained as a buffer or margin protection, according to Clause 6 of this Contract.

      4. In each "FACTORING AGREEMENT" a date must be established for the payment of "THE ACCOUNTS RECEIVABLE" which for the effects of this Contract will be called "expiry date".

      5. "THE FACTOR" will be obliged to pay the part of the retained price as margin guarantee or acquisition buffer which takes place on the "expiry date", always and when "THE DEBTOR(S)" pay the amount of "THE ACCOUNTS RECEIVABLE" transferred. Therefore, if "THE DEBTOR(S)" do not make the payment, "THE FACTOR" will not be obliged to make the corresponding payment.

            If "THE DEBTOR(S)" make payment before the expiry date, "THE FACTOR" will pay the respective amount within the three following working days after receiving payment for "THE ACCOUNTS RECEIVABLE".

FIFTH:- ADMINISTRATION FEES.- As collateral for the operations to which this Contract refers, "THE CUSTOMER" will pay to "THE FACTOR", under the concept of administration fees, the sum established by consensus at the signing of the respective "FACTORING AGREEMENT(S)".

"THE CUSTOMER" must pay this amount at the time of signing the "FACTORING AGREEMENT(S)", or alternatively it will be added to their account.

SIXTH:- APPRAISAL .- "THE FACTOR" will deduct, from the nominal value of "THE ACCOUNTS RECEIVABLE" that it acquires, a percentage of the same, that "THE FACTOR" will determine at the time of signing the respective "FACTORING AGREEMENT(S)", which will form part of the collateral for the transfer of "THE ACCOUNTS RECEIVABLE", but that will be retained as margin guarantee, and handed over by "THE FACTOR" only when "THE DEBTORS" have paid for "THE ACCOUNTS RECEIVABLE" transferred.

                                                                Factor Bonarte 3
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SEVENTH:- PRICE. As collateral for `THE ACCOUNTS RECEIVABLE" that "THE CUSTOMER"
will transfer to "THE FACTOR", the latter will pay within the following 3 - three working days from the date of the signing of the respective "FACTORING AGREEMENT" , a sum equal to the nominal value of "THE ACCOUNTS RECEIVABLE" minus the respective APPRAISAL, that forms part of the price but that is retained as margin guarantee, less a discount, which will be calculated according to the application of the following formula:

      (PxTD)
D = ---------ND
       (360)

Where:

"D"   Means discount.

"P" Means the value resulting from taking away the corresponding APPRAISAL value from the base price.

"ND" Means the number of days that result from adding, the calendar days from and including the date on which the base price is given to "THE CUSTOMER", respect for an acquired RIGHT OF CREDIT, up to and including the expiry date of the aforesaid RIGHT OF CREDIT.

"TD"  Means the rate of discount expressed in annual percentage.

A. For the purposes of this Contract and of the "FACTORING AGREEMENTS", it is to be understood by:

      1) "CPP" the Average Percentile Cost of Capture which the Bank of Mexico publishes in the Official Newspaper of the Federation.

      2) "CETES" the rate of return of Federation Treasury Certificates with a term of 28 - twenty eight days.

      3) "TIIP" the Average Cross Banks Rate of Interest which the Bank of Mexico publishes in the Official Newspaper of the Federation.

      4) "TIIE" the Balance Rate of Interest at a term of 28 - twenty eight days, or the alternative term to this, which the Bank of Mexico releases every bank working day by publishing it in the Official Newspaper of the Federation in keeping with circular 2019/95 and its amendments of February 29-twenty ninth, 1996- one thousand nine hundred and ninety six.

      5) "TASA LIDER" the better rate between the "CPP" or the "CTES" or the "TIP" or the "TIIE" according to what is indicated in the definitions established in points 1, 2, 3, and 4 respectively of this article, bearing in mind the variations that any of the above rates may suffer on any date whatsoever.

      To calculate the "rate of discount" take the annual rate that results from multiplying 1.12 (ONE POINT ONE TWO) the "THE" of the moment nearest to the date of transfer of "THE ACCOUNTS RECEIVABLE", calculated in relation to the number of days that have transpired between the date on which the partial payment is received and the "expiry date". The "rate of discount" applicable, to which this paragraph refers, has a lower limit or minimum bottom rate determined by the bottom rate plus 2 (TWO) points.

B. In cases where "THE ACCOUNTS RECEIVABLE" are found to be in the monetary denominations of dollars legal currency of the United States of America, the collateral of their transfer can be covered in that currency or what is established in the eighth clause of this Contract. In such a case the parties agree that the calculation of the rate of discount will be determined in the following manner:

      If the amount of the credit were to be financed with "THE FACTOR'S" own resources, and it is in United States of American dollars, the annual rate that results form adding 2.3 (TWO POINT THREE) percentile points to the London Interbank Rate [LIBOR] plus tax, will be taken as the base, in operations of three months for the United States of American dollar, quoted on the international market and that the Bank of Mexico publishes in its International Memorandum, to the Credit Institutions, or of the rate that happens to be substituted for it, current at the moment nearest to the date of transfer of "THE ACCOUNTS RECEIVABLE", calculated in relation to the number of days transpired between the date on which partial payment is received and the "expiry date".

C. "THE FACTOR" and "THE CUSTOMER" can come to an agreement in the "FACTORING AGREEMENTS" on a "discount rate" different to that which results from applying the above paragraphs, in conformity with the definitions given in articles A) and B) of this clause, on the understanding that, if no agreement is reached in the aforementioned "FACTORING AGREEMENTS" on the "discount rate", it will be inferred that this will be established according to what is stipulated in articles A) and B) above respectively.

D. "THE FACTOR" and "THE CUSTOMER" can come to an agreement on the "FACTORING AGREEMENTS" that the discount may be paid according to the following options:

                                                                Factor Bonarte 4
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      1)    That the discount be paid at the moment that "THE FACTOR" effects payment of the price of "THE ACCOUNTS RECEIVABLE" transferred by virtue of the respective "FACTORING AGREEMENT", subtracting the sum corresponding to the discount of the nominal value of "THE ACCOUNTS RECEIVABLE". In this case, for the purposes of calculating the discount the rate(s) or index(indices) nearest to the date of application of the note, that defines the "rate of discount", will be taken into account, according to what is agreed in articles A) and B) of this clause.

      2) That "THE CUSTOMER" shall pay the discount monthly in arrears, where the number of days "ND" will be calculated by monthly in arrears. In this case, for the purposes of the calculation of the discount, account will be taken of the rate(s) or index(s) that define the "rate of discount" in force during the period that includes the calculation.

      3) That "THE CUSTOMER" shall cover the discount on the "due date" of "THE ACCOUNTS RECEIVABLE" sent to "THE FACTOR". In this case, for the purposes of the calculation of the discount, account will be taken of the rate(s) or index(s) that define the "rate of discount" that were in force from the date that "THE FACTOR" makes the payment of the price in "THE ACCOUNTS RECEIVABLE" until the "due date" thereof.

E) "THE FACTOR" may adjust the "rate of discount" and, therefore, the definitive price given above, on the due date of "THE ACCOUNTS RECEIVABLE" automatically and without the need for a subsequent agreement with "THE CUSTOMER". The adjustment will be made according to how the rate(s) or the index(es) that define the "rate of discount" have altered, as agreed in sections A) and B) of this clause, during the period between the date that "THE FACTOR" paid "THE ACCOUNTS RECEIVABLE" until the "due date" thereof.

F)    The "rate of discount" will be calculated on the basis of a 360 days year.

G) If for any reason "THE FACTOR" does not calculate the discount as laid down in this Clause, the parties agree that "THE FACTOR" is authorized to make the necessary modifications or adjustments retroactively with respect to the moment when the incorrect calculation of the discount was made.

H) The parties agree that certification by "THE FACTOR'S" accountant will be done in faith, unless proved to the contrary, with respect to the amount of the "rate of discount" or of the base rate that will be applied in order to calculate the discount.

I) "THE FACTOR" and "THE CUSTOMER" may agree in the "FACTORING AGREEMENTS" that the price for "THE ACCOUNTS RECEIVABLE" transferred be paid on different dates. In these cases the discount will be calculated for each partial payment on the basis a the formula mentioned and the "rate of discount" agreed, in which case "P" will be the amount of the percentage of the base price that it has been agreed to pay on the date in question and the number of days "ND" will be calculated from and including the date that the partial payment in question is paid, up to and including the "due date" of "THE ACCOUNTS RECEIVABLE".

J) Both parties agree that if "THE CUSTOMER" does not pay "THE FACTOR" the discount on any of the dates agreed in the previous paragraphs, the respective amount will earn interest at the moratorium rate agreed in Clause Eleven of this Contract for the period between the date that "THE CUSTOMER" should verify the payment of the discount and the date that it was actually made, in accordance with the provisions of Article 363 - three hundred and seventy three of the Commercial Code.

EIGHT:- FORM OF PAYMENT OF THE RIGHTS OF CREDIT TRANSFERRED OF THE PARTIAL PAYMENTS AND OF THE DISCOUNT.- The payment of any amount that should be covered by the parties between themselves, in US dollars in accordance with this Contract and the Factoring Agreements that they sign in support thereof, will be made at the selling rate of exchange published by the Banco de Mexico in the Official Bulletin of the Federation, on the bank working day immediately prior to that on which the payment is made; or at the rate of exchange that takes its place.

NINE:- CONVERSION TO NATIONAL CURRENCY.- In the event that "THE FACTOR" demands from "THE CUSTOMER" the rescission or compulsory compliance of this Contract or of the "FACTORING AGREEMENTS", under the terms of clauses twenty one and twenty two of this Contract, "THE FACTOR" may convert the unsatisfied balance owed to "THE CUSTOMER", into its equivalent in National currency, using the selling rate of exchange of US dollars published by the Banco de Mexico in the Official Bulletin of the Federation, on the bank working day immediately prior to the day that such balance is converted, or at the rate of exchange that takes its place.

In this case the respective balance will attract late payment interest, from the date of conversion until that the balance owed is effectively paid, at the rate that results from multiplying by 2.0-two point zero, the annual rate that results from multiplying by 1.12 (ONE POINT ONE TWO) at the Interbank Equilibrium Interest Rate (IEIR) published by the Banco de Mexico in the Official Bulletin of the Federation, from the moment nearest to the date of application of the rate. The latest rate will be calculated on the basis of a 360 days year.

                                                                Factor Bonarte 5
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TEN:- DELIVERY OF THE ASSESSMENT.- "THE FACTOR" will deliver to "THE CUSTOMER"
the amount corresponding to the percentage of the margin of guarantee of assessment, that forms part of the price for the transfer of "THE ACCOUNTS RECEIVABLE", within 48 hours forty eight hours of the moment that "THE FACTOR" receives from "THE DEBTOR" the full payment of "THE ACCOUNTS RECEIVABLE" transferred under this Contract by "THE CUSTOMER" to "THE FACTOR", and the amount thereof is paid definitively into "THE FACTOR'S" account on the understanding that if "THE DEBTOR" does not pay the amount of the said "ACCOUNTS RECEIVABLE" punctually and opportunely, "THE FACTOR" may be compensated from the margin of guarantee for the amount of any costs, taxes and interest generated by such late payment as established in this Contract and in Articles 2,185 - two thousand one hundred and eighty five and 2,186 - two thousand one hundred and eighty six of the Civil Code for the Federal District and the correlative articles in the Civil Ordinances of the Federal Institutions of the Republic of Mexico. If the amount of the costs, taxes and interest generated as a result of the late payment of "THE ACCOUNTS RECEIVABLE" acquired exceeds the amount retained, as a margin of guarantee, "THE CUSTOMER" must pay "THE FACTOR" the difference that results from subtracting such amount from the amount of the margin of guarantee retained and compensated by "THE FACTOR" pursuant to Article 2,191 - two thousand one hundred and ninety one of the said Civil Code.

ELEVEN- LATE PAYMENT.- In the event case of late payment by "THE DEBTOR(S)" of "THE ACCOUNTS RECEIVABLE" transferred and where "THE FACTOR" has agreed partial payments, "THE CUSTOMER" will pay a daily interest equivalent to 100% (ONE HUNDRED PERCENT), in addition to the "rate of discount", calculated under the terms of Clause Seven above, applying this percentage on the amount of the partial payments from the "due date" until that "THE ACCOUNTS RECEIVABLE" are effectively paid.

TWELVE:- ADVANCE PAYMENTS ON ORDERS.- "THE FACTOR" may deliver, at the request of "THE CUSTOMER", advance payments on rights of credit that will subsequently be transferred to "THE FACTOR" that will arise from of the existence of orders by "THE DEBTOR(S)" in accordance with the following:

      1. When "THE CUSTOMER" requests an advance payment, he must provide "THE FACTOR" with the documentation that proves to the latter's satisfaction the existence of the order for the provision of goods or services, or of both by "THE DEBTOR(S)" and from which will come the rights of credit to be transferred to "THE FACTOR".

            "THE FACTOR" and "THE CUSTOMER", in order to document the delivery of the advance payment, as well as the undertaking of "THE CUSTOMER" to transfer to "THE FACTOR" the rights of credit arising from the order, will sign a Agency Promise Contract in accordance with the format for this attached as Annex 2, which forms and integral part of this Contract.

      2. "THE CUSTOMER" will pay "THE FACTOR" an amount of money that will cover the value of the financial charges and other accessory charges of the advance payments, until the rights of credit are transferred by signing the corresponding "FACTORING AGREEMENT", and these will be calculated according to the procedure established in Clause Seven of this contract for the calculation of the discount, where "P" will mean the amount delivered as an advance payment.

      3. The amount of the advance payments paid by "THE FACTOR" to "THE CUSTOMER" may not exceed 40% (forty percent) of the total amount of the rights of credit transferred to "THE FACTOR" by "THE CUSTOMER" upon expiry of the period of the advance payments.

      4. The amount of money that must be covered by the financial charges and other accessory charges will be paid in accordance with the following options:

        a) At the moment of delivery by "THE FACTOR" of the advance payment to "THE CUSTOMER" less the amount corresponding to the same.

        b) Monthly in arrears from the date of delivery of the advance payment until the signing of the "FACTORING AGREEMENT" whereby the rights of credit arising from the order on the basis of the advance payment are transferred to "THE FACTOR".

        c)    At the moment of signing the respective "FACTORING AGREEMENT"

      5. The advance payments will have a period of up to three months, during which the corresponding "FACTORING AGREEMENT" must be granted, at the same time paying the amount delivered as advance payment.

      6. "THE CUSTOMER" certifies that for the transfer of the rights of credit to "THE FACTOR" there will be no legal or contractual impediment.

                                                                Factor Bonarte 6
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      7.    If "THE CUSTOMER" does not transfer to "THE FACTOR" the rights of credit arising from the order(s) fore the granting of the advance payment(s), once the period of these has expired, as indicated in point 5 above, without the reasons being duly justified to the satisfaction of "THE FACTOR", "THE CUSTOMER" must pay "THE FACTOR" the amount of any sanction applied upon the latter by the National Banking Commission under the terms of the General Law of Organizations and Auxiliary Credit Activities, or any other competent authority.

      8. If "THE CUSTOMER" does not sign the "FACTORING AGREEMENT" with "THE FACTOR", with respect to the due date of the period of the advance payment, he must pay "THE FACTOR" the amount received as advance payment precisely on the due date thereof, and if this payment is not made, the amount due will accrue late payment interest in accordance with the rate established in Clause Eleven of this Contract.

THIRTEEN:- GUARANTEES AND OBLIGATIONS.- "THE CUSTOMER" guarantees and undertakes that:

      a) "THE ACCOUNTS RECEIVABLE" given on acquisition are payable only in the places laid down previously, and also that these will have the dates and other characteristics that have been to "THE FACTOR".

      b) "THE ACCOUNTS RECEIVABLE" given on acquisition are their exclusive property and that they have not been promised or given in guarantee, or been embargoed, pledged or compromised in any way.

      c) "THE ACCOUNTS RECEIVABLE" given on acquisition arise from effective operations of provision of goods, of services or both arising from "THE CUSTOMER'S" business.

      d) The goods or services that give rise to "THE ACCOUNTS RECEIVABLE" have been received and accepted by "THE DEBTOR(S)" to their complete satisfaction, so there will be no complaint, claim or controversy with respect to the obligations covered in the documents that prove the existence of "THE ACCOUNTS RECEIVABLE".

      e) "THE ACCOUNTS RECEIVABLE" given on acquisition will be recorded in commercial documents such as orders, dispatch notes, invoices, shipping notes, receipts, titles of credit or other documents accepted by "THE FACTOR" that in accordance with the Laws prove the existence of Accounts Receivable acquired, as well as that such documents contain the legends mentioned en the Clause Three of this Contract, and have not expired.

      f) "THE DEBTOR(S)" will not be owed anything so that they not call for compensation nor refuse to pay "THE FACTOR" full or partially "THE ACCOUNTS RECEIVABLE" that the patter has acquired, nor will they have any exception to put up in opposition when payment is demanded.

      g) At the moment of acquisition and during the period that each "FACTORING AGREEMENT" is in force, "THE ACCOUNTS RECEIVABLE" acquired by "THE FACTOR" as well as the rights and actions arising therefrom, will not have expired or lapsed.

      h) "THE CUSTOMER" will notify "THE FACTOR" of any modification to his Company Statutes, as well as any revocation, modification or granting of powers (of attorney), as well as any change of address even when this is within the same locality.

FOURTEEN:- CLAIMS OF A COMMERCIAL NATURE.- The acquisitions that are made by virtue the "FACTORING AGREEMENTS", in any way, will mean responsibility for "THE FACTOR" with respect to the goods sold or services provided by "THE CUSTOMER", since such acquisitions will be of rights and not of obligations, so that the parties expressly agree that all claims of a commercial nature that any "DEBTOR" might have by virtue of such goods or services will be the exclusive responsibility of "THE CUSTOMER", who will be obliged to advise "THE FACTOR" immediately of this matter.

If any "DEBTOR" has any claim of a commercial nature against "THE CUSTOMER", the latter must resolve such claim adequately within 30 - thirty calendar days following the date that he becomes aware thereof, on the understanding that this period will not exceed, at any moment, the "due date" of "THE ACCOUNTS RECEIVABLE" and that if in the said period such claim of a commercial nature is not withdrawn by the "DEBTOR" that has made it, or if the solution means that the payment to be made by such "DEBTOR" is reduced wholly or in part, the "FACTORING AGREEMENT" by virtue of which "THE ACCOUNTS RECEIVABLE" have been transferred will be rescinded affecting "THE ACCOUNTS RECEIVABLE" generated by the sales or services that are the reason for the claim of a commercial nature and, consequently the base price that "THE FACTOR" must pay to "THE CUSTOMER" will be reduced by an amount equal to the amount that the said "DEBTOR" refuses to pay by virtue of the said claim of a commercial nature.

                                                                Factor Bonarte 7

In the event that "THE FACTOR" has made a full or part payment of the price, under the terms of Clause Seven arising from "THE CREDIT" the transmission of which has been rescinded by virtue of any claim of a commercial nature, "THE CUSTOMER" will immediately reimburse "THE FACTOR" an amount equal to the amount of the total or partial payment made by "THE FACTOR" in respect of such "CREDIT" plus interest on the said amount at a rate equal to the one provided for in Clause Eleven calculated from the date that "THE FACTOR" has made such payment, until the date that such amount is reimbursed by "THE CUSTOMER" in full.

FIFTEEN.- EFFECT ON THE ACCOUNTS OF THE ACQUISITION OR TRANSFER.- "THE CUSTOMER" must remove from his assets [illegible] transferred the property, all "THE ACCOUNTS RECEIVABLE" acquired by "THE FACTOR", and may not record them as liabilities, except as contingent.

SIXTEEN:- CONVENTIONAL DEPOSIT.- If any "DEBTOR", for any reason delivers to "THE CUSTOMER"" and not to "THE FACTOR" the amount of the payment of any "CREDIT" transferred, it will be understood that the latter will receive it in representation of "THE FACTOR" in the capacity of conventional depositary. The deposit will be as a gift. "THE CUSTOMER" will keep the amount of the payment in the manner it was received and deliver it or reimburse it to "THE FACTOR" within three working days following the day when it was received and will not retain it nor dispose of it, under penalty of payment of late-payment interest calculated at a rate of interest equivalent to 100% additional to the rate of interest stipulated in Clause Eleven of this Contract in force on the date corresponding to each of the days of the delay, without prejudice to an other penal sanctions that may be due.

On the basis of section IV of article 334 of the General Law of Titles and Operations of Credit, both parties agree that MESSRS GABRIEL ANGELES BLANCAS and EMILIO CARLOS LOMNICZI, In representation of "THE CUSTOMER" and In their capacity as legal representative thereof with power of attorney, shall act as conventional depositary of the amount of the payments of "THE ACCOUNTS RECEIVABLE" transferred that "THE DEBTOR(S)", may for any reason make to "THE CUSTOMER".

SEVENTEEN:- POWER OF ATTORNEY.- So that "THE FACTOR" may endorse in his favor any checks that "THE DEBTOR(S)" presents as payment and that have been issued in favor of "THE CUSTOMER", the latter hereby grants SPECIAL POWER OF ATTORNEY, in accordance with Article Nine, Section II, of the General Law of Titles and Operations of Credit, in favor of FACTOR BANORTE, S.A. DE C.V. ORGANIZACION AUXILIAR DEL CREDITO, GRUPO FINANCIERO BANORTE to be exercised by each of the officials to whom sufficient powers of attorney have been granted to sign titles of credit, so that FACTOR BANORTE, S.A. DE C.A ORGANIZACION AUXILAR DEL CREDITO GRUPO FINANCIERO BANORTE endorses in their favor the checks issued in favor of "THE CUSTOMER" and that are handed to them by "THE DEBTOR(S)" as payment of "THE ACCOUNTS RECEIVABLE" acquired, "THE CUSTOMER" will sign any communication addressed to National Credit Companies or Credit Institution under the terms of Annex 3 of this Contract.

EIGHTEEN:- FINANCIAL INFORMATION.- "THE CUSTOMER" must prepare yearly Financial Statements that will include the Balance Sheet, Profit & Loss Account, Statement of Movements of Capital, Cash Flow Statement and Notes. These will be prepared by an independent Public Accountant, and a copy must be given to "THE FACTOR", within four months following the close of each financial period. These must be prepared in accordance with generally accepted Accounting Principles, applied to uniform bases with those of previous periods and properly reflecting the financial situation.

Within twenty days following the end of each six months of the company's financial period, at least, 'THE CUSTOMER" must deliver a copy of his Financial Statements duly signed, that will include the Balance Sheet and Profit & Loss Account corresponding to the quarter just finished. If "THE CUSTOMER" does not prepare six-monthly Financial Statements, he will deliver to "THE FACTOR" the corresponding Trial Balance. In all cases, the information provided must be taken from his Books and authorized records.

NINETEEN:- RIGHT OF INSPECTION.- While there are "ACCOUNTS RECEIVABLE" transferred and pending payment by any "DEBTOR", "THE CUSTOMER" authorizes "THE FACTOR" that, by himself or through his authorized representatives, he shall due a proper check of all revise the books and documents, on the understanding that such a check will be made on working days and in working hours, and any assistance required for this purpose shall be provided.

"THE CUSTOMER" expressly authorizes "THE FACTOR" to check as he considers fit, the balances charged to his "DEBTORS"

TWENTY:- JOINT RESPONSIBILITY.- In order to guarantee compliance of all the obligations arising from this Contract, including the costs and expenses of any court case, where applicable; XXXXXXXXXXXXXXXXXXX are constituted joint debtor(s)of "THE CUSTOMER", in favor of "THE FACTOR" under the terms of articles 1987, 1988, 1989 and 1995 of the Civil Code for the Federal District.

The joint debtor(s) mentioned waive, inasmuch as they are in their favor, the provisions of article 199 of the Civil Ode for the Federal District, applied supplementarily to the Commercial Code.

                                                                Factor Bonarte 8

TWENTY ONE: TERMINATION AND FORCED FULFILLMENT. - "THE FACTOR" may request the forced fulfillment of the present Contract or of the "FACTORING AGREEMENTS", or terminate them as it sees fit with full rights and without need for formalities or legal decision, in the following cases:

      1. If the book value of "THE CUSTOMER" reduces by 20% (twenty percent) or more with respect to the existing level at 31 May 2003. For the purposes of this contract, book value is understood to mean paid in company capital plus legal reserve and any other reserve, profit for the financial year, as well as for the preceding financial years. Reduction in book capital is understood to mean trading losses, capital reduction, payment of dividends or other payments made to partners or shareholders, even when such items are reflected in asset accounts, and all other items that may be considered as reductions according to generally accepted accounting principles.

      2. If "THE CUSTOMER" does not comply in time with its taxation obligations.

      3. If "THE CUSTOMER" is declared to be in a state of bankruptcy, bankruptcy proceedings or suspension of payments, is insolvent, if part or all of its assets are placed under order or embargo, if it assigns all part of its assets to third parties, if it is subject to strike action, or if in any way or for any reason it should be prevented from carrying out the normal activities.

      4. For violations or breaches by "THE CUSTOMER" of any of its corresponding obligations that have been assumed either under this Contract or in any of the "FACTORING AGREEMENTS".

      5. If "THE CUSTOMER" does not pay or duly deliver to "THE FACTOR" any of the sums it must pay or deliver by virtue of this contract.

      6. The making of any incorrect statement or declaration in this contract, or in any other contract, agreement, or legal instrument arising in consequence of it, including the transfer of a "LOAN" in the knowledge that the loan is subject to a discount or adjustment of any kind, or if the loan has already been paid by "THE DEBTOR OR DEBTORS".

      7. If more than 25% of the "ACCOUNTS RECEIVABLE" in favor of "THE CUSTOMER" have expired, whether or not they have been transferred to "THE FACTOR".

TWENTY TWO: - EFFECTS OF TERMINATION AND FORCED FULFILLMENT. - In the case of termination of this contract owing to the aforementioned causes, the parties shall be freed of their respective obligations to transfer or acquire "THE ACCOUNTS RECEIVABLE" according to the terms of the present Contract and of the respective "FACTORING AGREEMENTS"; however, all the effects already produced up to the termination date by these formalized contracts will continue to exist. Upon termination of this contract, "THE CUSTOMER" will establish and the "FACTOR" with all times retain, for as long as the ACCOUNTS RECEIVABLE remain enforce, a reserve equal to the unpaid value of THE ACCOUNTS RECEIVABLE acquired, and the FACTOR will continue to conduct the recovery activities corresponding to THE ACCOUNTS RECEIVABLE.

In the case of termination of the FACTORING AGREEMENTS, THE CUSTOMER, in addition to reimbursing the quantities received in payment of the cost of the transferred ACCOUNTS RECEIVABLE, will be liable for the payment of damages and losses suffered by the FACTOR by reason of breach or its termination of the Contract. With regard to damages and losses, and the level of monetary recompense, these will be quantified using the interest rate set out in clause eleven as a basis.

In the case of forced fulfillment, THE FACTOR will demand THE CUSTOMER's fulfillment of all the obligations acquired under this Contract or under the FACTORING AGREEMENTS.

TWENTY THREE: - SUBSISTENCE OF RIGHTS. - The fact that the FACTOR does not exercise its right to terminate this Contract, or does not demand that THE CUSTOMER fulfill any obligation corresponding to it under that Contract or the respective FACTORING AGREEMENTS, agreements, or other legal estimates arising from it, does not in any way imply the FACTOR's acceptance of the said non-fulfillment nor the waiving of its rights or renunciation of any modification to this Contract.

TWENTY FOUR: RIGHT OF RETENTION. - THE FACTOR shall have the right to conserve and retain all the sums owing to the CUSTOMER if the customer does not comply with any of the provisions contained herein and so comply with the conditions of this contract to the FACTOR's satisfaction.

TWENTY FIVE: - FACTOR'S RIGHTS. Without prejudice to the terms of the foregoing Clauses, the FACTOR shall have the right to the following:

                                                                Factor Bonarte 9

1. If any DEBTOR of the CUSTOMER or any third party should oppose the validity of an acquisition, THE CUSTOMER shall be liable before the FACTOR to the total sum of THE ACCOUNTS RECEIVABLE whose acquisition is subject to dispute, undertaking to return immediately all the sums it has received in payment of the ACCOUNTS RECEIVABLE, plus an agreed penalty equivalent to an additional 100% on the rate agreed in Clause Eleven of this instrument; this penalty is applied to the unpaid sum of the acquired ACCOUNTS RECEIVABLE under dispute, and is calculated from the date at which opposition to the acquisition arises and until THE CUSTOMER returns the sums received in payment.

2. if any DEBTOR refuses to pay, in part or in full, any acquired ACCOUNTS RECEIVABLE whether by reason of return of goods or non-acceptance of the services that occasioned the ACCOUNTS RECEIVABLE, or because the CUSTOMER has granted a discount or bonus, or for any other justified reason, the CUSTOMER must immediately cover in the FACTOR's favor the sum of the acquired ACCOUNTS RECEIVABLE not paid by the DEBTORS. In the event that the FACTOR has paid the LOAN, THE CUSTOMER shall provide reimbursement for the full or partial excess payment, or if the FACTOR so chooses it may encumber any account in its favor.

TWENTY SIX: - TAXES. THE FACTOR will transfer to the CUSTOMER such federal and local taxes as are transferable in accordance with the relevant legislation, it being agreed that any non-transferable taxes caused at the date of signing of this Contract and by reason of the operations subject to it, will fall to the FACTOR, while the CUSTOMER undertakes to request such exemptions as necessary from any entity within the Mexican Republic to ensure that dual taxation does not occur; if no exemption is obtained, it shall be liable to pay any taxes caused. THE CUSTOMER must provide authenticating evidence to the FACTOR that the corresponding exemption has been obtained or, if such be the case, that payment of the tax concerned has been effected.

TWENTY SEVEN: - CHARGE TO CHECKING ACCOUNT. : - THE CUSTOMER expressly authorizes THE FACTOR to issue such instructions it deems necessary to the BANCO MERCANTIL DEL NORTE S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BANORTE (hereinafter, THE BANK) to effect charges to the check accounts referred to in declaration one paragraph [illegible], or in any other check or share account the CUSTOMER may have opened with THE BANK, for such sums as may be demanded by the FACTOR in accordance with the terms of this Contract, as well as for all expenses, commissions, and taxes arising by virtue of this contract. It is further understood that THE FACTOR is empowered, but not obliged, to issue the aforementioned instructions, and accordingly THE CUSTOMER is not relieved of its payment obligations arising under this instrument with respect to THE FACTOR, except where the latter gives its express written authorization.

Any of the parties, that is THE CUSTOMER or THE FACTOR, may notify THE BANK of the agreement made under this Clause, as well as the rest of the associated information regarding the agreement made under this Contract. THE BANK must apply charges to THE CUSTOMER according to the instructions furnished by THE FACTOR, which may be provided in writing, or via magnetic media, computer files, or any other media as agreed to by THE FACTOR and THE BANK. The instructions contained in these media shall be valid in such manner and terms as supplied, and accordingly obligate the Parties to all applicable effects.

The Parties discharge THE BANK of any responsibility with respect to the agreement made under this clause, including any effects that may arise due to errors in the content of information received by THE FACTOR.

Furthermore, during the period this contract is in force, THE FACTOR must retain all documents and other elements used to substantiate the aforementioned charges. On the part of the BANK, it is sufficient for it to receive the charging instructions mentioned in the previous paragraphs, as these will validate the sum of the aforementioned charges.

TWENTY EIGHT: - PERIOD IN FORCE. - This contract will be in force for the period of ONE year(s) following the date of signing. However, the present instrument will remain in force while ever THE CUSTOMER has any outstanding debts arising either from this Contract or from any FACTORING AGREEMENTS formalized before the aforesaid termination date, and which correspond to ACCOUNTS RECEIVABLE that are still outstanding at the termination date, and while ever the DEBTOR remains under any obligation arising from ACCOUNTS RECEIVABLE that have been acquired by THE FACTOR via any FACTORING AGREEMENT.

The contract period will be automatically renewed for equal periods, except where one of the parties expresses to the other in writing its desire to terminate it.

TWENTY NINE: - MODIFICATIONS TO THE CONTRACT.- Should the conditions set forth in the present contract require modification, the parties agree that the FACTOR will notify the CUSTOMER in writing regarding the new conditions that are to prevail in the contract, including the day when the said modifications are to become effective. THE CUSTOMER shall have a period of three working days, counting from the day that notification is received, to communicate its agreement to the FACTOR. Otherwise, the new modifications will be deemed to have been accepted. In no case shall modifications apply retrospectively.

                                                               Factor Bonarte 10

In the case that the CUSTOMER transfers ACCOUNTS RECEIVABLE in favor of the FACTOR during the three-day period referred to in the previous paragraph, the new conditions shall be held to have been accepted.

THIRTY: - TRANSFER. - the present contract will obligate and benefit the CUSTOMER and the FACTOR and their respective successors, it being agreed that THE FACTOR may transfer all or part of its rights and obligations arising either from this contract or from the FACTORING AGREEMENTS; however, the CUSTOMER may not transmit its rights and obligations arising from this contract and from the FACTORING AGREEMENTS without express authorization given in writing by the FACTOR.

THIRTY ONE:- REGISTERED ADDRESSES.- all communications sent to the parties for the purposes of this contract, are to be in writing and sent to the following domiciles:

THE FACTOR:                    Ave. Revolucion No 3000, Col Primavera
                               Monterrey Nuevo Leon Mexico C.P. 64830

THE CUSTOMER                   AVE. INDUSTRIA NO 10 COL. PUEBLO DE LOS REYES
                               TLANEPANTLA, ESTADO DE MEXICO, MEXICO, C.P. 54075

THE JOINT DEBTOR :
xxxxxxxxxxxxxxxxxxxxx               xxxxxxxxxxxxxxxxxx

Any change in domicile by any of the parties should be communicated to the others via written notification provided five working days in advance.

THIRTY TWO: - COSTS OF FORMALIZING CONTRACT. For all legal effects this contract will be made before a Notary Public. The costs incurred are the responsibility of THE CUSTOMER.

THIRTY THREE:- ENFORCEMENT PROCEDURE. - both parties agree that any actions or claims related to or arising from this Contract brought by THE FACTOR against THE CUSTOMER and DEBTORS, will be processed via Mercantile Enforcement Procedure in conformity with articles 47 and 48 of the General Law for Credit Organizations and Ancillary Activities and Articles 1391 to 1412 of the Commercial Code, with reference to Article 1051 of the same legislation.

THIRTY FOUR: - JURISDICTION.- in the case of any dispute that may arise regarding this contract, the parties submit to the jurisdiction of the competent tribunals of the city of Monterey, N.L. renouncing any other jurisdiction which by reason of their present or future domciles, or any other reason, may correspond to them.

THIRTY FIVE:- HEADINGS OF CLAUSES. - The parties agree that the headings appearing in this contract are provided exclusively for ease of reading, and consequently they do not define, limit, or describe the content of the clauses herein.

                              IDENTITY AND GENERAL

I the undersigned public broker declare that, having ascertained the identity and names of the contracting parties using the means at my disposal, the parties declared to me under oath to tell the truth, that they are duly appointed representatives whose appointments and faculties remain in force, having not been revoked or limited in any form, being up-to-date in the payment of their taxes, without confirming this at the time and by name. to be as follows:

The existence of Factor Banorte, S.A. de C.V. is accredited by Public Deed Number 28,827 dated 16th January 1991, given before Juan Manuel Garcia Garcia, Acting Public Notary No. 62, with offices at San Pedro Garza Garcia, N.L., registered under Number 811, pge 207, Volume 350, Book 3, Second Assistant, Commercial Section, on 9th April 1991. Prior to Incorporation, application was made and granted with issue of permit no. 5317, File number (9019000435) dated 30th October 1990, issued by the Ministry of Foreign Relations and with authorization granted by the Ministry for Taxation and Public Credit, via official correspondence No (102-E-366-DGSV-II-B-a-4995), File number (712.1/31
1305) dated 22nd November 1990.

                                                               Factor Bonarte 11

The Authorizations granted to the representatives of Factor Banorte S.A. de C.V., C.P., Mr. Guillermo Pena Magana Public Accountant, are recorded in Deed 29160 dated 9th May 1996 before Primitivo Carranza Acosta, attorney, acting notary for Notary public No 72 at Monterey N.L. Javier Garcia Avila, recorded under No. 2627, unnumbered page, volume 203-53, book Four Third Asst, diverse instruments and contracts, commercial section Monterey N.L. on 15th May 1996 by Rafael Humberto Gonzalez Vessi recorded on Deed 29160 dated 9th May 1996 given before Primitivo Carranza Acosta, acting notary for notary public No 72 at Monterey N.L. Javier Garcia Avila, recorded under 2627, unnumbered page, volume 203-53, book Four Third Asst, Diverse instruments and contracts, commercial section, Monterey N.L. on 15th May 19 1996.

BRIGHTSTAR DE MEXICO, S.A. DE C.V.

Deed No. 82,600 in of 12 October 1999, given before Notary Public no. 89 in Mexico D.F. Gerardo Correa Etchegaray, recorded in the public commercial registry of the Federal District, Commercial Page No. 256865

Mr. GABRIEL ANGELES BLANCAS

Mexican, of full age, married, executive, with RFC ANBG-600424-L70, residing at Tamarimoro No 17, Lomas de la Hacienda, Edo. De Mexico.

Deed No. 83964 of 29th March 2000, given before Notary Public No. 89 Gerardo Correa Etchegaray with practice in Mexico D.F. Recorded in Federal District Public commercial registry on page 256865.

Mr. EMILIO CARLOS LOMNICZI

Austrian, executive, married, residing at Hacienda San Judas Tadeo No 12-402, Col. Hacienda de las Palmas, Huizquilucan, Estado de Mexico.

Deed No. 83993 of 19th June 2003, given before Notary Public No. 89 Gerardo Correa Etchegaray with practice in Mexico D.F.

Recorded in Federal District Public commercial registry on page 256865.

                                                               Factor Bonarte 12

THE PARTIES BEING INFORMED OF THE SCOPE AND CONTENT OF THE PRECEDING CLAUSES, THEY HEREBY AFFIX THEIR SIGNATURES TO THE PRESENT CONTRACT AT MEXICO CITY, D.F., THIS 4TH (FOURTH) DAY OF NOVEMBER 2003 (TWO THOUSAND AND THREE)

                                  "THE FACTOR"

         FACTOR BANORTE, S.A. DE C.V. ORGANIZACION AUXILIAR DEL CREDIT,
                            GRUPO FINANCIERO BANORTE

          /s/ Rafael Humberto Gonzalez Vessi /s/ Guillermo Pena Magana

      RAFAEL HUMBERTO GONZALEZ VESSI, ATT. AND GUILLERMO PENA MAGANA, CPA

             /s/ Gabriel Angeles Blancas /s/ Emilio Carlos Lominczi

                                  THE CUSTOMER
                        BRIGHTSTAR DE MEXICO S.A. DE C.V.

           MR. GABRIEL ANGELES BLANCAS AND MR. EMILIO CARLOS LOMNICZI

XXXXXXXXXXXXXXXXXX hereby sign(s) the present Contract to show that it/ they enter into joint undertaking with THE CUSTOMER.

________________________________________________-
JOINT DEBTOR
XXXXXXXXXXXXXXXXXXXXX

                                    WITNESSES

        /s/ Renee Dominguez Tejada                /s/ Sergio Erik Camacho Garcia
        --------------------------                ------------------------------
        RENEE DOMINGUEZ TEJEDA                    SERGIO ERIK CAMACHO GARCIA

I THE UNDERSIGNED PUBLIC BROKER, HEREBY ATTEST TO THE PRECEDING DOCUMENT AND DECLARE THAT I PERSONALLY KNOW THE PARTIES APPEARING BEFORE ME, WHOM I CONSIDER TO BE LEGALLY CAPABLE AND ABLE TO CONTRACT AND UNDERTAKE OBLIGATION, NOR DO I HAVE ANY INFORMATION TO THE CONTRARY, AND HAVING READ THE CONTENTS TO THE MAKERS OF THIS DOCUMENT IN MY CAPACITY AS PUBLIC BROKER AFTER INFORMING THEM OF THEIR RIGHT TO DO SO PERSONALLY, I EXPLAINED TO THEM THE LEGAL SCOPE OF THE PRESENT DOCUMENT AND OF EACH AND EVERY ONE OF THE LEGAL PROVISIONS CITED, AND THE PARTIES THEREUPON STATED THEIR CONFORMITY AND TOGETHER AFFIXED THEIR SIGNATURES THIS _______________________ DAY OF THE MONTH OF ______________________ YEAR
________ SO ATTESTED.

                                                               Factor Bonarte 13

ANNEXURE No. 1 TO REGULATORY FACTORING AGREEMENT No. FS8396 OF 4TH (FOURTH) NOVEMBER 2003 (TWO THOUSAND AND THREE) ENTERED INTO BY FACTOR BANORTE S.A. DE C.V. ORGANIZACION AUXILIAR DEL CREDITO, GRUPO FINANCIERO BANORTE AND BRIGHTSTAR DE MEXICO S.A. DE C.V.

FACTORING AGREEMENT ENTERED INTO BY ON THE FIRST PART ========================== HEREINAFTER

TERMED THE CUSTOMER, AND ON THE SECOND PART FACTOR BANORTE, S.A. DE C.V. ORGANIZACION AUXILIAR DEL CREDITO GRUPO FINANCIERO BANORTE, HEREINAFTER TERMED "THE FACTOR", WHICH CONTRACT IS MADE SUBJECT TO THE FOLLOWING DECLARATIONS AND
CLAUSES:

                                  DECLARATIONS:

THE CUSTOMER AND THE FACTOR declare:

I. That the ==== of ====== year ===== both parties entered into a Contract of Promise of Agency No. ======== (hereinafter THE CONTRACT) via which THE CUSTOMER AND THE FACTOR determined the terms and conditions according to which they were to carry out the transferal of Accounts Receivable that have arisen to THE CUSTOMER from the provision of goods or services or both that it has made or may make in the future with its customers.

II. THE CUSTOMER will be liable to pay the value added tax corresponding to the total nominal value of the transferred ACCOUNTS RECEIVABLE, in accordance with article 1-C of the law of value added tax.

III. That each and every one of the declarations made by the parties in THE CONTRACT are valid and true at the date of the present Factoring Agreement.

IV. That in fulfillment of the terms of the CONTRACT they wish to enter into the present Factoring Agreement, which they make subject to the following:

CLAUSES:

ONE: - THE FACTOR acquires from THE CUSTOMER, and the CUSTOMER transfers to the FACTOR without any reservation or limitation, the credit rights which are set out on the schedule which is annexed to and forms an integral part of this document, it being understood that THE FACTOR accepts this acquisition by virtue of the CUSTOMER's declaration to the effect that it has delivered the goods and/or provided the services to the customers referred to in the documentation mentioned in the annexed schedule.

TWO:- the base price of the credit rights is the Sum of -------------------- (--------------------------------)

THREE:- the APPRAISAL agreed to for the present operation is ========= % of the nominal value of the transferred ACCOUNTS RECEIVABLE.

FOUR:- in accordance with clause 7 of the CONTRACT, discounting will be covered by the CUSTOMER.

=======================================
in accordance with clause 7 of THE CONTRACT, both parties by common agreement to term in that the "discount rate" for the present operation will be: ============
=======================================

FIVE: - the expiry date for the payment of acquired credit rights is the date indicated for each of them on the schedule annexed to the present contract. On the said date, THE FACTOR will return to THE CUSTOMER the appraisal referred to in clause 3 of this contract, provided that the debtors effect payment of same to the FACTOR.

SIX:- Regarding all matters benefiting the FACTOR, the acquisition granted herein comprises all accessory rights to THE CUSTOMER that may arise from the credit rights referred to above in clause one, including any surety, bond, insurance, and other guarantees that any customer or third party may have provided by virtue of or in relation to the provision of goods or services, or both, by THE CUSTOMER.

SEVEN: by way of payment for "administration fees", via this instrument THE CUSTOMER hereby pays THE FACTOR the sum of -------------------
(--------------------------), being for financial advice, safeguarding, custody, prior processing, and recovery, other associated activities.

EIGHT:- THE CUSTOMER guarantees to THE FACTOR both the existence and legitimacy of the Accounts Receivable it acquires, as well as the solvency of the debtors.

                                                               Factor Bonarte 14

NINE:- at the request of THE CUSTOMER, by this instrument THE FACTOR makes over to it the sum of ===================== (=====================), this being the payment price for the transferal of credit rights less the sum retained by THE FACTOR as appraisal or security margin. It this wise, THE CUSTOMER acknowledges receiving this sum and by the present instrument hereby issues the fullest and most formal receipt for which the law provides.

With respect to value added tax for agency operations, and for all legal effects that may be applicable in accordance with article 1-C of the Law of Value Added Tax, THE CUSTOMER acknowledges that, via this instrument, it receives the agreed consideration together with the value added tax corresponding to the activity which generated the documents upon which the recovery rights are founded, at such time as transfer of these rights is effected in accordance with the terms of clause one of this Contract.

TEN:- all fees, taxes, writes, deductions, penalties, any other taxation-type payment, plus any other sum it may be necessary to disburse in relation to the preparation, formalization, modification, notification, and fulfillment of this Factoring Agreement, or which arises from any sum that may be required to be paid or delivered in accordance with this Factoring Agreement, will be at the exclusive cost and responsibility of THE CUSTOMER.

ELEVEN:- for matters related to the interpretation and fulfillment of the present contract, THE CUSTOMER expressly submits itself to the competent tribunals of Monterey, Nuevo Leon, waiving any other legal right that may be available to it by reason of its present or future domicile.

The parties having expressed their understanding of the content and legal scope of the present instrument, they affix their signatures in duplicate hereto, in the city of ======================================== this ======== day of
======================= year =====

  THE CUSTOMER                                        THE FACTOR

  Per:                                                Per:
  Name:                                               Name:

  WITNESS                                             WITNESS
  Name:                                               Name:

                                                               Factor Bonarte 15

ANNEXURE No. 2 TO REGULATORY FACTORING AGREEMENT No. FS-8396 OF 4TH (FOURTH) NOVEMBER 2003 (TWO THOUSAND AND THREE) ENTERED INTO BY FACTOR BANORTE S.A. DE C.V. ORGANIZACION AUXILIAR DEL CREDITO, GRUPO FINANCIERO BANORTE AND BRIGHTSTAR DE MEXICO S.A. DE C.V.

CONTRACT OF PROMISE OF AGENCY INCLUDING ADVANCES, ENTERED INTO BY ON THE FIRST PART ==================== REPRESENTED BY ========================= , HEREINAFTER
TERMED THE CUSTOMER, AND ON THE SECOND PART FACTOR BANORTE, S.A. DE C.V. ORGANIZACION AUXILIAR DEL CREDITO GRUPO FINANCIERO BANORTE REPRESENTED BY ========================= HEREINAFTER TERMED "THE FACTOR", WHICH CONTRACT IS MADE SUBJECT TO THE FOLLOWING DECLARATIONS AND CLAUSES:

                                  DECLARATIONS:

      I.    - Both parties declare:

      a) That they have entered into the Regulatory Factoring Agreement No. =============== (hereinafter THE CONTRACT) dated === of ======== year ======, under which, and in accordance with its Clause Twelve, they wish to enter into the present Contract of Promise of Agency Including Advances.

      b) That THE CUSTOMER has received an order for the provision of ================================ to ==============================, for
        a total sum of =============(===================================) whose existence has been verified by THE FACTOR and the documentation giving evidence of the aforementioned order (hereinafter the ORDER) is annexed to this Contract

      By virtue of the foregoing the parties agree to grant the following:

                                    CLAUSES:

      ONE. THE CUSTOMER undertakes to transfer and the FACTOR undertakes to acquire the credit rights in favor of THE CUSTOMER arising to it from the ORDER, by the formalization of the respective Factoring Agreement in accordance with the terms and conditions set out in THE CONTRACT.

      TWO.- via this instrument THE FACTOR makes over, and the CUSTOMER receives to its full satisfaction, the sum of ======================= (===========================) being advance payment for the ORDER.

      In accordance with clause 12, point four of the CONTRACT, THE CUSTOMER will cover the financial charges and other accessories
      ========================

      THREE.- Both parties agree that the present advance will be for a period of =======, after which time THE CUSTOMER and the FACTOR will formalize the respective Factoring Agreement.

      FOUR.- The present Contract of Promise of Agency will be governed by the terms and conditions set out in THE CONTRACT and specifically by the contents of Clause 12 of THE CONTRACT.

The parties having expressed their understanding of the content and legal scope of the present Contract of Promise of Agency, they affix their signatures before the undersigned witnesses, in the city of ================================= this ======== day of =================== year =====

                                   THE FACTOR

              FACTOR BANORTE S.A. DE C.V. ORGANIZACION AUXILIAR DE
                        CREDITO, GRUPO FINANCIERO BANORTE

                                 Represented by:

                                  THE CUSTOMER

                                 Represented by:

                                                               Factor Bonarte 16

ANNEXURE No. 3 TO REGULATORY FACTORING AGREEMENT No. F-S8396 OF 4TH (FOURTH) NOVEMBER 2003 (TWO THOUSAND AND THREE) ENTERED INTO BY FACTOR BANORTE S.A. DE C.V. ORGANIZACION AUXILIAR DEL CREDITO, GRUPO FINANCIERO BANORTE AND BRIGHTSTAR DE MEXICO S.A. DE C.V.

PRESENT.-

I am writing to inform you that the checks issued in my favor and drawn on the checking accounts that were opened in the said institution, may be endorsed or transferred via ordinary assignment in favor of FACTOR BANORTE, S.A. DE C.V. ORGANIZACION AUXILIAR DE CREDITO, GRUPO FINANCIERO BANORTE, by each and every one of the officials to which the latter has granted sufficient authorization to sign credit instruments

Issued in accordance with the terms of article 9, Section II, of the General Law on Credit Instruments and Operations.

SINCERELY

/s/ Gabriel Angeles Blancas     /s/ Emilio Carlos Lomniczi
---------------------------------------------------------------
MR. GABRIEL ANGELES BLANCAS AND MR. EMILIO CARLOS LOMNICZI

                                    WITNESSES

            ______________________                  _______________________

                                                               Factor Bonarte 17

I, JUAN MARTIN ALVAREZ MORENO, ATTORNEY, PROPRIETOR OF PUBLIC BROKERAGE NUMBER FORTY-SIX IN THIS FEDERAL DISTRICT HEREBY MAKE KNOWN:

BEFORE ME, MR. RAFAEL HUMBERTO GONZALEZ VESSI AND MR. GUILLERMO PENA MAGANA, REPRESENTING "FACTOR BANORTE", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, ORGANIZACION AUXILIAR DE CREDITO, GRUPO FINANCIERO BANORTE, AS "THE FACTOR"; AND MR. GABRIEL ANGELES BLANCAS AND EMILIO CARLOS LOMNICZI, ALSO KNOWN AS CARLOS LOMNICZI STRUBERT, REPRESENTING "BRIGHTSTAR MEXICO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, AS "THE CUSTOMER", RESPECTIVELY, FOR THE PURPOSE OF RATIFYING REGULATORY FACTORING AGREEMENT NUMBER FS-8396 (F,S, HYPHEN, EIGHT, THREE, NINE,
SIX), DATED FOURTH NOVEMBER TWO THOUSAND AND THREE, AND ANNEXURES, WHICH PRECEDE THE PRESENT CERTIFICATION, THE SAID DOCUMENT CONSISTING OF SEVENTEEN PAGES CONCLUDING WITH THE SIGNATURES OF THE AFOREMENTIONED PERSONS WHO ACKNOWLEDGE THESE TO BE THE HABITUAL SIGNATURES THEY EMPLOY FOR THESE USES.
--------------------------------

THE SAID DOCUMENT WAS RATIFIED BEFORE ME, AS ATTESTED BY OFFICIAL RECORD NUMBER EIGHT THOUSAND EIGHT HUNDRED AND SEVENTY THREE WHICH WAS DRAWN UP FOR THE PURPOSE ON THIS DATE. -----------------------------------------------------

THOSE HERE PRESENT DECLARE UNDER SOLEMN OATH THAT THEIR CUSTOMERS ARE CORPORATE PERSONS WITH LEGAL CAPACITY, DULY INCORPORATED IN ACCORDANCE WITH THE LAWS OF THE MEXICAN REPUBLIC, AND THAT TO DATE THE POWERS ASSIGNED TO THEM HAVE NOT BEEN REVOKED, MODIFIED, OR VARIED IN ANY FORM, AND WHICH THEY HAVE ACCREDITED TO ME VIA THE PUBLIC INSTRUMENTS DESCRIBED IN THE TEXT OF THE AFOREMENTIONED RECORD.-------------------------------------------------------------------------

MEXICO, FEDERAL DISTRICT, THIS NINETEENTH OF FEBRUARY TWO THOUSAND AND FOUR.---------------------------------------------------------------------------

SO ATTESTED. -------------------------------------------------------------------
JMAM'CSP/ mpr* -----------------------------------------------------------------

                       /s/ Juan Martinez Alvaraez Moreno
                       ------------------------------------
                           JUAN MARTIN ALVAREZ MORENO
                          PROPRIETOR, PUBLIC BROKERAGE
                                NUMBER FORTY SIX
                                FEDERAL DISTRICT

                                                               Factor Bonarte 18